Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002(subscription (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Vialta, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

(1) the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the “Form 10-Q”) of the Company fully complies with the financial requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of the Company.

By:	/s/ DIDIER PIETRI

Didier Pietri
President & Chief Executive Officer

Dated: May 13, 2004